SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549

                               FORM 8-K/A

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                          ---------------------

           Date of report (Date of earliest event reported):

                             July 21, 2003

                                GSV, Inc.
           (Exact Name of Registrant as Specified in Charter)

                                Delaware
             (State or Other Jurisdiction of Incorporation)

                                0-23901
                        (Commission File No.)

                              13-3979226
                    (IRS Employer Identification No.)

                             191 Post Road West
                         Westport, Connecticut
              (Address of Principal Executive Offices)

                                 06880
                               (Zip Code)

 Registrant's telephone number, including area code:  (203) 221-2690

                                   N/A
      (Former Name or Former Address, if Changed Since Last Report)

















ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The following financial statements are filed herewith:

        Independent Auditors' Report                      F-1

        Consolidated Balance Sheet of Century Royalty LLC
        as of December 31, 2002                            F-2

	  Consolidated Statement of Operations of Century Royalty
        LLC for the year ended December 31, 2002 and 2001  F-3

	  Consolidated Statement of Cash Flows of Century Royalty LLC
        for the year ended December 31, 2002 and 2001      F-4

        Notes to Consolidated Financial Statements of Century
        Royalty LLC                                    F-5 to F-7

	  Consolidated Balance Sheet of Century Royalty LLC for the six months ended June 30, 2003 (Unaudited) F-8

        Consolidated Statement of Operations of Century Royalty LLC for the six months ended June 30, 2003 (Unaudited) F-9

        Consolidated Statement of Cash Flows of Century Royalty LLC for the six months ended June 30, 2003 (Unaudited) F-10

        Notes to Consolidated Interim Financial Statement of Century
        Royalty LLC (Unaudited)                            F-11



(b)  UNAUDITED PROFORMA FINANCIAL STATEMENTS           F-12 to F-13




(c)  EXHIBITS

     Exhibit 2.1    Term sheet by and between GSV, Inc. and
        Polystick U.S. Corp. (previously filed).

     Exhibit 2.2 Agreement and Plan of Merger dated as of July 21, 2003, by and among GSV, Inc. Cybershop L.L.C.,
        Polystick Oil & Gas, Inc. and Polystick U.S. Corp.
        (previously filed).

     Exhibit 4.1 Form of Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock.
        (previously filed).

     Exhibit 4.2 Stock Redemption Agreement dated as of July 21, 2003, between the Company and Brooks Station Holdings, Inc. (previously filed).

     Exhibit 4.3 Form of promissory note issued to Brooks Station Holdings, Inc. (previously filed).

     Exhibit 4.4 Security Agreement dated as of July 21, 2003, by and between the Company and Brooks Station Holdings, Inc.
        (previously filed).

     Exhibit 99.1     Press Release, dated July 21, 2003
        (previously filed)

















                      Independent Auditors' Report



To the Board of Directors
GSV, Inc.
Westport, Connecticut


We have audited the accompanying consolidated balance sheet of Century
Royalty LLC ("Century")(a subsidiary of Polystick Oil and Gas, Inc.) at December 31, 2002, and the related statements of operations and cash flows for the each of the years ended December 31, 2002 and 2001. These financial statements are the responsibility of Century's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Century Royalty LLC and its subsidiary, and the results of its operations and cash flows for each of the years ended December 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.

September 26, 2003
Denver, Colorado
                                   /s/ Comiskey & Company
                                 PROFESSIONAL CORPORATION

                                CENTURY ROYALTY LLC
                            CONSOLIDATED BALANCE SHEET
                                December 31, 2002


         ASSETS
Current Assets:
     Cash and cash equivalents                       $     40,554
     Royalties receivable                                 210,609
                                                     ------------
       Total current assets                               251,163

Investments - oil & gas wells, net                        287,340
                                                      -----------

       Total assets                                  $    538,503
                                                        =========

       LIABILITIES AND MEMBERS' EQUITY
Current liabilities:
     Accounts payable                                $     95,829
     Other accrued payables                               147,516
     Loan payable - related party                          69,044
                                                      ------------
       Total current liabilities                          312,389
                                                      ------------

       Total liabilities                                  312,389
                                                      ------------

Members' equity                                            226,114
                                                      ------------
       Total liabilities and members' equity          $   538,503
                                                       ===========

The accompanying notes are an integral part of the financial statements.

                                  CENTURY ROYALTY LLC
                         CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended December 31, 2002 and 2001

                                                           2002          2001

Oil and gas income                                     $ 1,163,414   $ 1,297,865

General and administrative                                 102,054       405,806
Miscellaneous operating costs                              350,305     2,125,814
Reimbursements                                               1,184             -
                                                      --------------  ----------
  Total operating expenses                                 453,542     2,531,620
                                                      --------------  ----------
Income from operations before other
  income and expense                                       709,872   (1,233,755)
Impairment of oil and gas properties                       881,802           --

                                                      -------------  -----------
Net loss                                                 ( 171,930 ) (1,233,755)

Members' equity beginning of the year                      398,044    1,631,799
                                                      -------------  -----------
Members' equity end of year                             $  226,114   $  398,044
                                                      =============  ===========

The accompanying notes are an integral part of the consolidated financial statements.

                                  CENTURY ROYALTY LLC
                         CONSOLIDATED STATEMENT OF CASH FLOWS
                      For the year ended December 31, 2002 and 2001

                                                           2002         2001

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                             $ ( 171,930 ) $ (1,297,865)
Adjustments to reconcile net loss to net cash
  flows from operating activities
   Impairment loss and depletion of oil and gas wells    881,802        98,103
   (Increase) Decrease in royalties receivable           245,846      (218,290)
   Increase (Decrease) in accounts payable               410,478      (373,384)
                                                        ---------    ---------
Net cash flows from operating activities               1,366,196    (1,791,436)

CASH FLOWS FROM INVESTING ACTIVITIES
   Investments in full cost pool                         (21,811)     (277,517)
                                                        ---------     ---------
Net cash flows from investing activities                 (21,811)     (277,517)

CASH FLOWS FROM FINANCING ACTIVITIES
   Loans from related party                                   ---     2,347,859
   Payments of related party debt                      (1,372,176)   (  906,638)
                                                        ----------   ----------
Net cash flows from financing activities               (1,372,176)    1,441,221
                                                        ----------   ----------
Net decrease in cash                                      (27,792)    (627,732)

Cash and cash equivalents, beginning of year               68,346      696,078
                                                         ---------   ----------
Cash and cash equivalents, end of year               $     40,554   $   68,346
                                                        ==========   ==========



The accompanying notes are an integral part of the financial statements.

                                Century Royalty LLC
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                            December 31, 2002 and 2001



1. Business and Organization

Century Royalty LLC was formed in 1999 to pursue the acquisition, development, production and exploration of oil and natural gas properties in the United States.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated  financial  statements  include the accounts of the Company and
its  wholly  owned  subsidiary, HLM Energy, LLC.   All significant  intercompany
accounts  and transactions have been eliminated in consolidation.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Oil and Gas Properties

The Company follows the full cost method of accounting for its oil and gas properties. All costs associated with property acquisition, exploration, and development activities are capitalized in a single, United States cost center. Internal costs directly identified with the acquisition, exploration and development activities of the Company are also capitalized. Capitalized costs are amortized on the unit-of-production basis using proved oil and gas reserves. Capitalized costs are limited to the present value of estimated future net revenues less estimated future expenditures using a discount factor of ten percent. Sales and abandonments of oil and gas properties are treated as reductions of the capitalized cost pool. At December 31, 2002, there were no costs of unproved properties or major development projects included in the capitalized cost pool.


Income Taxes

The Company is a limited liability company with three partners. The taxable income from the operations of the Company is taxed on the individual partners' tax returns.
                                  F-5

                                Century Royalty LLC
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2002 and 2001

2. Summary of Significant Accounting Policies (continued)


Statement of Cash Flows

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Impairment
In accordance with Statement of Financial Accounting Standards No. 121 ("SFAS 121") - Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of, as amended by FASB 146, the Company assesses the need for an impairment of capitalized costs of oil and gas properties on a combined basis, with separate consideration given to unproved properties and major development projects, of which there were none at December 31, 2002. If impairment is indicated based upon undiscounted future cash flows, then an impairment is recognized to the extent that net capitalized costs exceed discounted expected future cash flows. For the year ended December 31, 2002, the Company recorded an impairment of its oil and gas reserves of $881,802.


3.  Acquisition Agreement

On April 7, 1999, the Company's partners entered into an Acquisition Agreement whereby the parties agree to pursue the acquisition of oil and gas properties within an LLC resulting in equal 1/3 ownership interests for each partner. Revenues and profits of acquired prospects funded solely by Polystick U.S. Corp., a partner in the Company ("Polystick") are to be credited and apportioned between the members of the LLC in accordance with a payout schedule which provides for a before payout percentage of 100% to Polystick and an after payout percentage of 75% to Polystick and 25% to the remaining partners.


4.	Oil and Gas Properties

During the year ended December 31, 2002, the Company received the majority of its revenue from two wells in Louisiana in which it owns a non-operated working interest. Century also holds working interests in 4 wells located in Texas for which there is no current production.

Pursuant to an agreement dated October 17, 2000, the Company traded 50% of its then working interest in its Louisiana properties in consideration of an agreement by the transferee to fund Century's share of the drilling and other development of the properties.

Effective June 2002, Century sold 1/3 of its remaining working interest in the properties to GSV, Inc. for $550,000 in cash and 850,000 shares of common stock of GSV.

For the year ended December 31, 2002, Century assessed the recoverability of its oil and gas investments, and recorded an impairment loss equal to $881,802.
                                   F-6


                               Century Royalty LLC
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2002 and 2001

5.	Related party transactions

As of and during the years ended December 31, 2002 and 2001, a Century Royalty LLC partner has advanced funds to the Company which were repaid as follows:
Balance at January 1, 2001 totaled $0, $2,347,859 was loaned, $906,638 was Repaid and the balance at December 31, 2001 was $1,441,220. During 2002, additional advances totaled $0, repayments totaled $1,372,176, and the balance at December 31, 2002 was $69,044.

Also during 2001, a partner advanced $35,468 to HLM which was repaid in 2002.

6.	Subsequent Event

     On July 21, 2003, pursuant to an agreement between Polystick, GSV, Inc., and Polystick Oil & Gas, Inc. ("POGI"), a Delaware Corporation, the interest of Polystick was transferred to POGI for the purpose of effecting a merger of POGI into Cybershop L.L.C., a subsidiary of GSV, Inc. The effect of the transaction is the sale of Polystick's interest in Century to GSV, Inc. for common and preferred shares of GSV.
                                  F-7






                                CENTURY ROYALTY LLC
                                  BALANCE SHEET
                                   June 30, 2003
                                   (unaudited)

         ASSETS
Current Assets:
     Cash and cash equivalents                       $     94,225
     Royalties receivable and other                       116,559
                                                     ------------
       Total current assets                               210,784

Investments - oil & gas wells, net                        219,420
                                                      -----------

       Total assets                                  $    430,204
                                                        =========

       LIABILITIES AND MEMBERS' EQUITY
Current liabilities:
     Accounts payable                                $    135,943
     Loan payable - related party                          69,044
                                                      ------------
       Total current liabilities                          204,987
                                                      ------------

       Total liabilities                                  204,987
                                                      ------------

Members' equity                                            225,217
                                                      ------------
       Total liabilities and members' equity          $   430,204
                                                       ===========

The accompanying notes are an integral part of the financial statements.

                                    F-8




                                CENTURY ROYALTY LLC
                               STATEMENT OF OPERATIONS
                       For the six months ended June 30, 2003
                                    (unaudited)


Oil and gas income                                          $   116,028

General and administrative                                       38,934
Miscellaneous operating costs                                    77,991
                                                           -------------
  Total operating expenses                                      116,925
                                                           -------------
Net loss                                                           (897)

Members' equity beginning of the year                           226,114
                                                           ------------
Members' equity end of year                                  $  225,217
                                                           ============

The accompanying notes are an integral part of the consolidated financial statements.


                                    F-9




                                  CENTURY ROYALTY LLC
                               STATEMENT OF CASH FLOWS
                           For the six months ended June 30, 2003
                                    (unaudited)


CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                    $      (897)
Adjustments to reconcile net loss to net cash
  flows from operating activities
   Depletion                                                     48,767
   Decrease in royalties receivable                             113,203
   Decrease in accounts payable and other liabilities          (107,402)
                                                               ---------
Net cash flows from operating activities                         53,671

CASH FLOWS FROM INVESTING ACTIVITIES                                 --

CASH FLOWS FROM FINANCING ACTIVITIES                                 --

Net increase in cash                                             53,671

Cash and cash equivalents, beginning of year                     40,554
                                                               --------
Cash and cash equivalents, end of year                      $    94,225
                                                               =========



The accompanying notes are an integral part of the financial statements.


                                     F-10



                                 CENTURY ROYALTY LLC
                            NOTES TO FINANCIAL STATEMENTS
                                   June 30, 2003
                                    (unaudited)

1.  Management's representation of interim financial information
    ------------------------------------------------------------
The accompanying financial statements have been prepared by Century Royalty
LLC without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted as allowed by such rules and regulations, and management believes that the disclosures are adequate to make the information presented not misleading. These financial statements include all of the adjustments which, in the opinion of management, are necessary to a fair presentation of financial position and results of operations. All such adjustments are of a normal and recurring nature. These financial statements should be read in conjunction with the audited financial statements at December 31, 2002 contained elsewhere herein.



                                          F-11





         Unaudited Proforma Financial Statements

The following condensed financial information portrays the effects of the acquisition by GSV, Inc. of POGI as if the transaction occurred effective January 1, 2002, which is the beginning of the earliest period presented. The condensed financial information for the period ended December 31, 2002 has been derived from the audited financial statements of GSV, Inc. included in its Form 10-KSB, and for the company acquired as contained in this Form 8-K. The condensed financial information for the six month periods ended June 30, 2003 were derived from unaudited financial statements for the respective periods. No adjustment has been made for the tax effect of proforma net income, if any, since cumulative tax loss carryforwards exist in excess of the proforma amount.

                       GSV, Inc.     Century (POGI)
                       12 months     12 months
                       ended         ended                              Proforma
                       December 31,  December 31,                       December 31,
                       2002          2002           Adjustments         2002
                       ___________   ____________   ___________         ____________

Current assets         $   671,035   $    251,163       $(263,801)   2 $    658,397
Total assets           $ 1,179,636   $    538,503       $2,226,955 1,2 $  3,945,094
Current liabilities    $   192,572   $    312,389       $  136,199   2 $    641,160
Stockholders' equity   $   987,064   $    226,114       $1,826,855 1,2 $  3,040,133
Revenues               $   334,400   $    1,163,413       $     ---    $  1,497,813
Net income (loss)      $  (831,275)  $    (171,933)       $     ---    $ (1,003,208)
Net loss per share     $     (0.38)  $    ---       $     ---          $      (0.44)


1 Purchase of POGI - $ 1,125,000 value of common stock and $1,500,000 value of preferred stock

2 Redemption of Series A Preferred Stock and payment of cumulative dividend -
  $263,801 in cash and $200,000 note payable


                       GSV, Inc.     Century (POGI)
                       6 months      6 months
                       ended         ended                           Proforma
                       June 30,      June 30,                        June 30,
                       2003          2003           Adjustments      2003
                       ___________   ____________   ___________      ____________

Current assets         $   496,984   $ 210,784      $ (263,801)  2   $   443,967
Total assets           $   943,798   $ 430,204      $2,226,955 1,2   $ 3,600,957
Current liabilities    $   236,707   $ 204,987      $  136,199   2   $   577,893
Stockholders' equity   $   707,091   $ 225,217      $1,826,855 1,2   $ 2,759,163
Revenues               $   145,081   $ 116,028      $     ---        $   263,109
Net income (loss)      $  (251,184)  $    (898)     $     ---        $  (252,082)
Net loss per share     $     (0.10)  $    ---       $     ---      $       (0.10)


1 Purchase of POGI - $ 1,125,000 value of common stock and $1,500,000 value of preferred stock

2 Redemption of Series A Preferred Stock and payment of cumulative dividend -
  $263,801 in cash and $200,000 note payable












                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 3, 2003          GSV, INC.


                                By: /s/Gilad Gat
                                    Gilad Gat, Chief Executive Officer